WAIVER, CONSENT AND AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT

This WAIVER AND AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT ("Amendment") is dated as of October 17, 2007, and is entered into by and among TITAN GLOBAL HOLDINGS, INC., a Utah corporation, TITAN PCB WEST, INC., a Delaware corporation, TITAN PCB EAST, INC., a Delaware corporation, OBLIO TELECOM, INC., a Delaware corporation, TITAN WIRELESS COMMUNICATIONS, INC., a Delaware corporation, START TALK INC., a Delaware corporation, PINLESS, INC., a Texas corporation and TITAN CARD SERVICES, INC., a Delaware corporation (collectively the "Borrowers", each a "Borrower"), and GBC FUNDING, LLC (as assignee of Greystone Business Credit II, L.L.C.), a Delaware limited liability company ("Lender").

W I T N E S S E T H:

WHEREAS, Borrowers and Lender are parties to that certain Loan and Security Agreement dated as of December 29, 2006 (as amended, modified and supplemented from time to time, the "Loan Agreement"; capitalized terms not otherwise defined herein have the definitions provided therefore in the Loan Agreement);

WHEREAS, Borrowers have informed Lender that Titan Global Holdings, Inc. ("Holdings") has formed (the "Formation") Titan Card Services, Inc., a Delaware corporation and a wholly-owned Subsidiary of Holdings;

WHEREAS, in the absence of prior written consent of Lender, the Formation constituted a default under Section 5.20 of the Loan Agreement and a corresponding Event of Default under Section 8.1 of the Loan Agreement (the "Existing Default");

WHEREAS, Borrowers have requested that Lender waive the Existing Default and consent to the Formation; and

WHEREAS, Borrowers have requested that Lender amend the Loan Agreement in certain respects as set forth herein.

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.     Waiver. Subject to the satisfaction of the conditions set forth in Section 5 below, and in reliance on the representations set forth in Section 4 below, Lender hereby waives the Existing Default. The foregoing is a limited waiver and shall not be deemed to constitute a consent to or waiver of any other Defaults or Events of Default that are now in existence or that may hereafter occur.

2.     Consent. Subject to the satisfaction of the conditions set forth in Section 5 below, and in reliance on the representations set forth in Section 4 below, Lender hereby consents to the Formation. The foregoing is a limited consent and shall not be deemed to constitute a consent to or waiver of any other Defaults or Events of Default that are now in existence or that may hereafter occur.

3.     Amendment. Subject to the satisfaction of the conditions set forth in Section 5 below, and in reliance on the representations set forth in Section 4 below, the Loan Agreement is amended as follows:

(a) Section 9(a)(8) of Schedule A to the Loan Agreement is hereby amended and restated in its entirety as follows:

(8) Subsidiaries (and ownership thereof):	Borrower owns 100% interest in each of (i) Oblio Telecom, Inc., (ii) Titan Wireless Communications, Inc., (iii) Titan PCB East, Inc., (iv) Titan PCB West, Inc. and (v) Titan Card Services, Inc.

4.     Representations and Warranties. Each Borrower hereby represents, warrants and covenants as follows:

(a) Representations in Loan Documents. Each of the representations and warranties made by or on behalf of Borrowers to Lender in any of the Loan Documents was true and correct when made, and is true and correct on and as of the date of this Amendment with the same full force and effect as if each of such represent-ations and warranties had been made by Borrowers on the date hereof and in this Amendment.

(b) Binding Effect of Documents. This Amendment has been duly authorized, executed and delivered to Lender by Borrowers, is enforceable in accordance with its terms and is in full force and effect.

(c) No Conflict. The execution, delivery and performance of this Amendment by Borrowers will not violate any requirement of law or contractual obligation of Borrowers and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues.

5.     Conditions to Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent (unless specifically waived in writing by Lender), each to be in form and substance satisfactory to Lender:

(a) Lender shall have received (i) an original of this Amendment, duly authorized, executed and delivered by Borrowers, (ii) an original of each document listed on Exhibit A hereto, each duly authorized, executed and delivered by the parties thereto, and (iii) such other documents, agreements and instruments as may be requested by Lender, each such document, agreement and instrument to be in form and substance satisfactory to Lender;

(b) All proceedings taken in connection with the transactions contemplated by this Amendment and all agreements, documents, instruments, materials and other legal matters incident hereto shall be satisfactory to Lender;

(c) Lender shall have been reimbursed for all reasonable costs, fees and expenses incurred by Lender in connection with the preparation, execution, administration or enforcement of this Amendment; and

(d) No Default or Event of Default shall be in existence as of the date hereof.

6.     Effect of Amendment. Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied and, in all other respects, the Loan Documents hereby are ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall govern and control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

7.     Amendment as a Loan Document. Borrowers and Lender hereby agree that this Amendment shall constitute a "Loan Document" for all purposes of the Loan Agreement and the other Loan Documents, and any references to the Loan Documents contained in any notice, request, certificate or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise specify.

8.     Costs and Expenses. Each Borrower absolutely and unconditionally agrees to pay to Lender, on demand by Lender at any time, whether or not all or any of the transactions contemplated by this Amendment are consummated: all fees and disbursements of any counsel to Lender in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements contemplated hereby and expenses which shall at any time be incurred or sustained by Lender or any participant of Lender or any of their respective directors, officers, employees or agents as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements contemplated hereby.

9.     Further Assurances. At Borrowers' expense, the parties hereto shall execute and deliver such additional documents and take such further action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

10.     Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

11.     Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

12.     Release.

(a) In consideration of the agreements of Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which any Borrower or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with this Amendment, the Loan Agreement, or any of the other Loan Documents or transactions hereunder or thereunder.

(b) Each Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

13.     Covenant Not to Sue. Each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Borrower pursuant to Section 12 above. If any Borrower or any of its successors, assigns or other legal representatives violates the foregoing covenant, such Borrower, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.

14.     Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment.

15.     Reviewed by Attorneys. Each Borrower represents and warrants to Lender that it (a) understands fully the terms of this Amendment and the consequences of the execution and delivery of this Amendment, (b) has been afforded an opportunity to discuss this Amendment with, and have this Amendment reviewed by, such attorneys and other persons as such Borrower may wish, and (c) has entered into this Amendment and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Amendment nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Amendment and the other documents executed pursuant hereto or in connection herewith.

16.     Governing Law: Consent to Jurisdiction and Venue. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. EACH BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWERS AND LENDER PERTAINING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT NOTHING IN THIS AMENDMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH BORROWER HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH BORROWER AT THE ADDRESS SET FORTH IN THE LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH BORROWER'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS THE SAME HAS BEEN POSTED.

17.     Mutual Waiver of Jury Trial. THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LENDER AND BORROWERS ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

18.     Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

Borrowers:	Lender:

TITAN GLOBAL HOLDINGS, INC.	GBC FUNDING, LLC (as assignee of Greystone Business Credit II, L.L.C.)

By	By
Its	Its Authorized Signatory

TITAN PCB WEST, INC.

By
Its

TITAN PCB EAST, INC.

By
Its

OBLIO TELECOM, INC.

By
Its

TITAN WIRELESS COMMUNICATIONS, INC.

By
Its

START TALK INC.

By
Its

Signature Page to Waiver, Consent and Amendment No. 6 to Loan and Security Agreement

PINLESS, INC.

By
Its

TITAN CARD SERVICES, INC.

By
Its

Signature Page to Waiver, Consent and Amendment No. 6 to Loan and Security Agreement

EXHIBIT A

Items to be Delivered Pursuant to Section 5(a)

1.	Amendment No. 2 to Stock Pledge Agreement, executed by Titan Global Holdings, Inc. in favor of Lender along with stock certificate(s) and stock power(s) of Titan Card Services, Inc.;

2.	Borrower Joinder Agreement, executed by Borrowers and Lender.

3.
Corporate Guaranty, executed by Titan Card Services, Inc. with respect to the obligations of Appalachian Oil Company Inc. ("Appco") pursuant to that certain Loan and Security Agreement, dated September 17, 2007, among Appco, Greystone Business Credit II, L.L.C., as agent, GBC Funding, LLC as a lender, and the other lenders party thereto

4.	The following documents with respect to Titan Card Services, Inc.:

a.	Secretary's certificate as to articles of organization, bylaws, resolutions of directors and incumbency

b.	Certified articles of organization

c.	Certified resolutions

d.	Good standing certificate from the State of Delaware and each state in which Titan Card Services, Inc. is qualified to conduct business

Exhibit A to Waiver, Consent and Amendment No. 6 to Loan and Security Agreement

REAFFIRMATION OF GUARANTY

Reference is made (i) to that certain Loan and Security Agreement dated December 29, 2006 (as amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used and not otherwise defined herein having the meanings assigned thereto in the Loan Agreement) among TITAN GLOBAL HOLDINGS, INC., a Utah corporation, TITAN PCB WEST, INC., a Delaware corporation, TITAN PCB EAST, INC., a Delaware corporation, OBLIO TELECOM, INC., a Delaware corporation, TITAN WIRELESS COMMUNICATIONS, INC., a Delaware corporation, START TALK INC., a Delaware corporation, PINLESS, INC., a Texas corporation and TITAN CARD SERVICES, INC., a Delaware corporation (collectively the "Borrowers", each a "Borrower"), and GBC FUNDING, LLC (as assignee of Greystone Business Credit II, L.L.C.), a Delaware limited liability company ("Lender") and (ii) to that certain Amendment No. 6 to Loan and Security Agreement (the "Amendment") of even date herewith among Borrowers and Lender.

Each of the undersigned has executed and delivered a Corporate Guaranty ("Guaranty") and other Loan Documents in connection with the loans to Borrowers under the Loan Agreement. Each of the undersigned acknowledges (i) that Titan Card Services, Inc., a Delaware corporation, is for all purposes a Borrower under the Loan Agreement for purposes of the Guaranty and the other Loan Documents (in addition to the existing Borrowers thereunder) and (ii) it is in receipt of a copy of the Amendment and hereby reaffirms the validity of its Guaranty and each other Loan Document to which it is a party and all of its obligations under its Guaranty and each such other Loan Document, in each case after giving effect to the transactions contemplated by the Amendment. The terms and conditions of each Guaranty and each other Loan Document to which any of the undersigned is a party shall remain in full force and effect.

Although the undersigned have been informed of the matters set forth herein and have acknowledged and agreed to same, each of the undersigned understands and agrees that Lender has no obligation to inform any of the undersigned of such matters in the future or to seek any of the undersigned's acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

Dated as of this ___ of ____________, 2007.

APPALACHIAN OIL COMPANY, INC.

By
Its

APPCO-KY, INC.

By
Its

Reaffirmation of Guaranty to Waiver, Consent and Amendment No. 6 to Loan and Security Agreement